EXHIBIT 10.23

	FIRST AMENDMENT TO CREDIT AGREEMENT


	THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of August 28, 1997, is entered into by and among 3COM CORPORATION (the "Company"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Banks (the "Agent"), and the several financial institutions party to the Credit Agreement (collectively, the "Banks").


	RECITALS

	A.  The Company, Banks, and Agent are parties to a Credit
Agreement dated as of December 20, 1996 (the "Credit
Agreement"), pursuant to which the Agent and the Banks have extended certain credit facilities to the Company and its Subsidiaries.

	B. The Company has requested that the Banks agree to certain amendments of the Credit Agreement.

	C. The Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

	NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

	1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

	2.  Amendments to Credit Agreement.

	    (a) Section 1.01 of the Credit Agreement shall be amended at the defined term "Applicable Rate" by amending and restating such defined term in its entirety as follows:

	    "'Applicable Rate' means, for any day, with respect to any Offshore Rate Loan or Base Rate Loan and the commitment and letter of credit fees payable hereunder, as the case may be, the lower of the applicable rates per annum set forth in the chart below under the caption "Base Rate Margin,"
"Offshore Rate Margin," "Commitment Fee,"
"Performance Standby Letter of Credit Fee," and
"Financial Standby Letter of Credit Fee," as the case may be, based upon the respective Performance
Levels in effect under Test I or Test II; provided, however, that Performance Level 1and Performance
Level 2 shall apply only if both Test I and Test II are each met for such Performance Levels.


Performance Level 1
-------------------

Test I
Adjusted Leverage Ratio
< 0.10 to 1.00 and

Test II
Rating of A or A2 or better

Interest Margin
Base Rate Margin
0.00000%

Interest Margin
Offshore Rate Margin
0.20000%

Commitment Fee
0.06500%

Performance Standby Letter of Credit Fee
0.10000%

Financial Standby Letter of Credit Fee
0.20000%


Performance Level 2
-------------------

Test I
Adjusted Leverage Ratio
< 0.10 to 1.00 and

Test II
Rating of A- or A3

Interest Margin
Base Rate Margin
0.00000%

Interest Margin
Offshore Rate Margin
0.22500%

Commitment Fee
0.07500%

Performance Standby Letter of Credit Fee
0.11250%

Financial Standby Letter of Credit Fee
0.22500%


Performance Level 3
-------------------

Test I
Adjusted Leverage Ratio
< 0.10 to 1.00 or

Test II
Rating of BBB+ or Baa1

Interest Margin
Base Rate Margin
0.00000%

Interest Margin
Offshore Rate Margin
0.25000%

Commitment Fee
0.08500%

Performance Standby Letter of Credit Fee
0.12500%

Financial Standby Letter of Credit Fee
0.25000%


Performance Level 4
-------------------

Test I
Adjusted Leverage Ratio
< 0.25 to 1.00 but >= .10 to 1.00 or

Test II
Rating of BBB or Baa2

Interest Margin
Base Rate Margin
0.00000%

Interest Margin
Offshore Rate Margin
0.31250%

Commitment Fee
0.10000%

Performance Standby Letter of Credit Fee
0.15625%

Financial Standby Letter of Credit Fee
0.31250%


Performance Level 5
-------------------

Test I
Adjusted Leverage Ratio
< 0.30 to 1.00 but >= 0.25 to 1.00 or

Test II
Rating of BBB- or Baa3

Interest Margin
Base Rate Margin
0.00000%

Interest Margin
Offshore Rate Margin
0.37500%

Commitment Fee
0.12500%

Performance Standby Letter of Credit Fee
0.18750%

Financial Standby Letter of Credit Fee
0.37500%


Performance Level 6
-------------------

Test I
Adjusted Leverage Ratio
>= 0.30 to 1.00 or

Test II
Rating of BB+ or Ba1 or lower

Interest Margin
Base Rate Margin
0.00000%

Interest Margin
Offshore Rate Margin
0.50000%

Commitment Fee
0.17500%

Performance Standby Letter of Credit Fee
0.25000%

Financial Standby Letter of Credit Fee
0.50000%

	The applicable Performance Level under Test I as of any day shall be determined by reference to the Adjusted Leverage Ratio as of the last day of the fiscal quarter most recently ended on or prior to such day, and any change in the Test I
Performance Level shall become effective upon the delivery to the Agent of the Compliance Certificate required to accompany the financial statements delivered pursuant to Section 7.01 upon which such change is based, which Compliance Certificate shall set forth in reasonable detail the calculation of the Adjusted Leverage Ratio. In the event the financial statements required to be delivered under
Section 7.01 (or the Compliance Certificate required to accompany such statements) are not delivered on or prior to the date due, the Adjusted Leverage
Ratio shall be deemed to be at Performance Level 6 for purposes of Test I during the period from the applicable due date to the date when such financial statements and the accompanying Compliance
Certificate are delivered.

	The applicable Performance Level under Test II as of any day shall be determined by reference to the Ratings by Moody's and S&P, respectively, applicable on such day to the Index Debt. For purposes of determining such Performance Level,
(a) if either Moody's or S&P shall not have in effect a Rating for the Index Debt, then the Applicable Rates shall be determined solely with reference to the available Rating; (b) if the Ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall indicate different Performance Levels, the Applicable Rate shall be based on the higher of the two Ratings; and (c) if the Rating established or deemed to have been established by Moody's or S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency. If the rating system of Moody's or S&P shall change, or if both such rating agencies shall cease to be in the business of rating corporate debt obligations, the Company and the Banks shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of Ratings from such rating agencies and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined at any time solely by reference to the Test I
Performance Level in effect at such time.

	Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. Notwithstanding the foregoing, at any time prior to the time the first delivery of financial statements under Section 7.01 after the Effective
Date, as defined in the First Amendment to Credit
Agreement among the Company, the Agent and the Banks, the Applicable Rate shall be determined as if the Adjusted Leverage Ratio were at Performance
Level 4."

	    (b) Section 8.16 of the Credit Agreement shall be amended and restated in its entirety so as to read as follows:

"8.16 Tangible Net Worth. The Company shall not permit its Tangible Net Worth, on a consolidated basis, at the end of any fiscal quarter to be less than the sum of (i) $1,800,000,000, plus (ii) 50% of the Company's consolidated net income (but without deducting any net losses for any period) earned in each fiscal quarter, starting with the quarter ending
August 31, 1997, and ending with the quarter which, at such time, is the most recently ended fiscal quarter, less (iii) (without duplication) 100% of restructuring and acquisition charges related to Acquisitions permitted hereunder (if they are expensed in the same fiscal quarter as such Acquisition is completed) from and after the Closing
Date."

	    (c) Schedule 2 to the Compliance Certificate shall be amended and restated in its entirety so as to read as set forth in Schedule 2 attached hereto.

	3. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:

	    (a) No Default or Event of Default has occurred and is continuing.

	    (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

	    (c) All representations and warranties of the Company contained in the Credit Agreement, as amended hereby, are true and correct.

	    (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent, the Banks or any other
Person.

	4. Effective Date. This Amendment will become effective as of the date first above written (the "Effective Date"), provided that the Agent has received from the Company and each of the Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment.

	5. Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to execute similar amendments under the same or similar circumstances in the future.

	6.  Miscellaneous.

	    (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

	    (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

	    (c)  This Amendment shall be governed by and
construed in accordance with the law of the State of California.

	    (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

	    (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of
Section 11.01 of the Credit Agreement.

	    (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit
Agreement, respectively.

	    (g) The Company covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including reasonable Attorney Costs) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

		IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


		    3COM CORPORATION


                    By: /s/ Mark D. Michael
                    ----------------------------
                            Mark D. Michael

                    Title:  SVP, General Counsel & Secretary


		    By:

		    Title:



		    BANK OF AMERICA NATIONAL
		    TRUST AND SAVINGS ASSOCIATION,
		    as Agent


                    By: /s/ Roger J. Fleischmann
                    -------------------------------
                            Roger J. Fleischmann

                    Title:  Vice President



		    BANK OF AMERICA NATIONAL
		    TRUST AND SAVINGS ASSOCIATION,
		    as a Bank


                    By: /s/ Roger J. Fleischmann
                    -------------------------------
                            Roger J. Fleischmann

                    Title:  Vice President



		    ALLIED IRISH BANKS, p.l.c.


                    By: /s/ Martin Slattery
                    ----------------------------
                            Martin Slattery

                    Title:  Senior Manager



		    CITICORP USA, INC.


                    By: /s/ Steven R. Victorin
                    ----------------------------
                            Steven R. Victorin

                    Title:  Attorney-in-Fact



		    MARINE MIDLAND BANK


                    By: /s/ William Holland
                    ----------------------------
                            William Holland

                    Title:  Vice President



		    MORGAN GUARANTY TRUST
		    COMPANY OF NEW YORK


                    By: /s/ Kathryn Sayko-Yanes
                    ----------------------------
                            Kathryn Sayko-Yanes

                    Title:  Vice President



		    THE CHASE MANHATTAN BANK


                    By: /s/ Joan F. Garvin
                    ----------------------------
                            Joan F. Garvin

                    Title:  Managing Director




				       Date:                ,
				       For the fiscal quarter/year
				       ended                ,

			      Schedule 2
		    to the Compliance Certificate
			     ($ in 000's) 1/

					     Actual     Required/Permitted

1.  Section 8.15 Adjusted Leverage Ratio.
    The ratio of:
    A.  Adjusted Total Debt:
	the difference of:
	(i)    Indebtedness 2/
                 plus                       _______
	(ii)   Guaranty Obligations 2/
                 plus                       _______
	(iii)  Synthetic Lease
	       Obligations
                 plus                       _______
	(iv)   L/C Obligations
                 less                       _______
	(v)    Existing Subordinated
               Debt                         _______

        (i)+(ii)+(iii)+(iv)-(v) =           _______

    B.  Total Capital:
	the sum of:
	(i)    Adjusted Total Debt
               (from A above)               _______
                 plus
	(ii)   Existing Subordinated
               Debt                         _______
		 plus
        (iii)  Shareholders' Equity         _______

        (i)+(ii)+(iii)          =           _______
		  A
                _____           =           _______     Not greater than 0.35

		  B

2.  Section 8.16 Tangible Net Worth.
    Tangible Net Worth                     Not to be less than the sum of:
    The difference of:                     A.                $1,800,000,000

    A.  gross book value of assets                     plus
            less                     ____  B.  50% of consolidated net
                                               income, commencing with
    B.  goodwill, licensing                    the fiscal quarter ending
        agreements, patents,                   8/31/97 and thereafter (not
        trademarks, trade names,               reduced by any quarterly
        organization expense,                  loss)                       ____
	treasury stock, unamortized
        debt discount and premium,                     less
	deferred charges, and other
        like intangibles             ____  C.  (without duplication) all
                                               restructuring and
            less                               acquisition charges
                                               related to permitted
    C.  applicable reserves          ____      Acquisitions and
                                               expended in same fiscal
            less                               quarter as related
                                               Acquisitions from and
    D.  liabilities (including                 after the Closing Date      ____
        accrued and deferred income
        taxes and the Existing                 A + B - C            =      ____
        Subordinated Debt)           _______

    =   A - B - C - D           =    _______

3.  Company to report on compliance
    with Sections 8.01(j), 8.01(k),
    8.01(q), 8.01(r), 8.02(c),
    8.02(d), 8.02(e), 8.03, 8.04(e)
    and 8.10(f) in such reasonable
    detail as the Agent, at the
    request of any Bank, may request
    from time to time
____________
1/ All items determined on a consolidated basis and in accordance with GAAP, consistently applied.
2/  See definition of Adjusted Total Debt for certain items excluded.